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                                                                    Exhibit 10.3


                         CONSENT OF INDEPENDENT AUDITOR



We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-8 No. 333-117509) relating to the registration of shares to be used under Elbit Medical Imaging Ltd. 2001 Incentive Plan to Employees and Officers, of our report dated February 28, 2005, with respect to the consolidated financial statements of Gamida cell Ltd. included in the Annual Report of Elbit Medical Imaging Ltd. (Form 20-F) for the year ended December 31, 2004, filed with the Securities and Exchange Commission.




Tel Aviv                                            KOST, FORER GABBAY& KASIERER
Israel
June 27, 2005                                    A Member of Ernst &Young Global